GUIDESTONE FUNDS

Supplement dated March 17, 2011

to

Prospectus dated April 30, 2010

This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus, as supplemented.

I.    CHANGES TO MYDESTINATION 2005 FUND

Under the heading “Principal Investment Risks” on page 6, the following bullet point is added in between the fourth and fifth bullet points:

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To the extent that the Fund owns Select Funds that invest in high yield securities (“junk bonds”), the Fund will be subject to risks that the junk bonds may default and are more volatile than bonds rated investment grade. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.

II.    CHANGES TO CONSERVATIVE ALLOCATION FUND

Under the heading “Principal Investment Risks” on page 25, the following bullet point is added in between the third and fourth bullet points:

•

To the extent that the Fund owns Select Funds that invest in high yield securities (“junk bonds”), the Fund will be subject to risks that the junk bonds may default and are more volatile than bonds rated investment grade. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.

III.    CHANGES TO CONSERVATIVE ALLOCATION FUND I

Under the heading “Principal Investment Risks” on page 37, the following bullet point is added in between the third and fourth bullet points:

•

To the extent that the Fund owns Select Funds that invest in high yield securities (“junk bonds”), the Fund will be subject to risks that the junk bonds may default and are more volatile than bonds rated investment grade. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.

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IV.    CHANGES TO LOW-DURATION BOND FUND

Under the heading “Principal Investment Strategies” on page 52, the third bullet point is deleted in its entirety and replaced with the following:

•

The average quality rating for the Fund’s portfolio will be greater than or equal to the “Aa” category as rated by Moody’s Investors Service, Inc. (“Moody’s”) or the equivalent by Standard and Poor’s® (“S&P®”) or Fitch, Inc. (“Fitch”). The Fund invests primarily in investment grade debt securities but may invest up to 15% of its assets in high yield securities (“junk bonds”) rated “Ba” or higher by Moody’s or the equivalent by S&P® or Fitch (or if unrated, determined by a Sub-Adviser to be of the same quality). If an investment held by the Fund is downgraded below a “Ba” or equivalent rating, the Sub-Adviser will take action that it believes to be advantageous to the Fund.

Under the heading “Principal Investment Risks” on page 52, the fifth bullet point is deleted in its entirety and replaced with the following:

•

High yield securities (“junk bonds”) involve greater risks of default and are more volatile than bonds rated investment grade. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.

V.    CHANGES TO MEDIUM-DURATION BOND FUND

Under the heading “Principal Investment Strategies” on page 55, the third bullet point is deleted in its entirety and replaced with the following:

•

The average quality rating for the Fund’s portfolio will be greater than or equal to the “A” category as rated by Moody’s Investors Service, Inc. (“Moody’s”) or the equivalent by Standard and Poor’s® (“S&P®”) or Fitch, Inc. (“Fitch”). The Fund invests primarily in investment grade debt securities but may invest up to 15% of its assets in high yield securities (“junk bonds”) rated “B” or higher by Moody’s or the equivalent by S&P® or Fitch (or if unrated, determined by a Sub-Adviser to be of the same quality). If an investment held by the Fund is downgraded below a “B” or equivalent rating, the Sub-Adviser will take action that it believes to be advantageous to the Fund.

VI.    CHANGES TO INTERNATIONAL EQUITY FUND

Under the heading “Principal Investment Strategies” on page 82, the first two bullet points should be deleted in their entirety and replaced with the following:

•

The Fund invests mainly (at least 80% of its net assets and typically more) in common stocks of foreign companies. An issuer is considered to be from the country where it is located, where it is headquartered or incorporated, where the majority of its assets are located or where it generates the majority of its operating income. The Fund’s portfolio is diversified among a large number of companies across different industries and economic sectors.

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•

The Fund primarily invests in common stocks of foreign companies in countries having economies and markets generally considered to be developed but may also invest in common stocks of foreign companies located in emerging markets.

Under the heading “Principal Investment Strategies” on page 82, the fourth bullet point should be deleted in its entirety and replaced with the following:

•	Although the Fund has the flexibility to invest a significant portion of its assets in one country or region, it generally intends to remain well-diversified across countries and geographical regions.

In the section disclosing “Sub-Advisers and Portfolio Managers” on page 84, the disclosure titled “AllianceBernstien L.P.” should be deleted in its entirety and the following added:

Tradewinds Global Investors, LLC
Emily Alejos Managing Director, Equity Analyst and Portfolio Manager	Since March 2011
Michael A. Hart Senior Vice President, Equity and Fixed Income Analyst and Portfolio Manager	Since March 2011

Under the heading “Sub-Advisers” for the International Equity Fund beginning on page 102, the paragraph titled “AllianceBernstien L.P.” should be deleted in its entirety and the following added:

Tradewinds Global Investors, LLC (“Tradewinds”), 2049 Century Park East, 20th Floor, Los Angeles, California 90067: Tradewinds is a specialist firm that is focused on global investing and commenced operations in 2006 through a reorganization of the firm’s affiliate, which has been providing investment management services since 1982. Tradewinds manages assets for corporate, charitable, public and mutual fund clients. As of December 31, 2010, the firm had assets of $35.6 billion under management. Emily Alejos, CFA, Managing Director, Equity Analyst and Portfolio Manager, and Michael A. Hart, CFA, Senior Vice President, Equity and Fixed Income Analyst and Portfolio Manager, are responsible for the day-to-day management of an assigned portion of the International Equity Fund. Ms. Alejos and Mr. Hart are supported by Tradewinds’ chief investment officer and a robust research analyst team. Prior to joining Tradewinds in 2007, Ms. Alejos was with Credit Suisse Asset Management, where she was a portfolio manager/analyst on the firm’s international focus team since 2004. Mr. Hart also joined Tradewinds in 2007, and prior to joining the firm, he was the chief executive of Hemisphere Asset Management, a global investment management firm he established in 2001.

VII.    CHANGES TO CASH OVERLAY PROGRAM

Under the heading “Sub-Advisers” for the All Funds – Cash Overlay Program on page 104, the paragraph titled “Northern Trust Investments, N.A.” should be deleted in its entirety and replaced with the following:

The Clifton Group Investment Management Company (“Clifton”), 3600 Minnesota Drive, Suite 325, Edina, Minnesota 55435: The Adviser and the Trust have entered into a Sub-Advisory Agreement with Clifton whereby Clifton is responsible for monitoring and investing cash balances of each Fund, except the Money Market Fund. The Adviser and the Sub-Adviser(s) for each Fund determine the amount of each Fund’s cash balances. Under the agreement, Clifton may from time to time invest in long and/or

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short positions in U.S. Treasury securities and derivative instruments, such as futures contracts, within the Date Target Funds and Asset Allocation Funds in order to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs. Regarding the domestic equity Select Funds, Clifton may also from time to time invest in long and/or short positions in derivative instruments, such as futures contracts, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs. For the International Equity Fund, Clifton may from time to time invest in a basket of derivative instruments, such as exchange listed equity futures contracts (e.g., MSCI EAFE Index and MSCI Emerging Markets Index), to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs. Furthermore, Clifton may use short positions in derivative instruments, such as futures contracts, within the Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Inflation Protected Bond Fund and Global Bond Fund for the purpose of reducing market exposure in anticipation of liquidity needs. The agreement also allows Clifton to short U.S. Treasury securities within the Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Inflation Protected Bond Fund and Global Bond Fund to reduce market exposure. As of December 31, 2010, Clifton had assets under management of $31.4 billion.

VIII.    OTHER SUB-ADVISER CHANGES

Certain other changes are being made related to a change in corporate form of a sub-adviser. Accordingly, as of the date of this supplement, all references to “Northern Trust Investments, N.A.” on pages 68, 74, 99 and 100 are replaced with “Northern Trust Investments, Inc.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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GUIDESTONE FUNDS

Supplement dated March 17, 2011

to

Statement of Additional Information dated April 30, 2010

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”). It should be retained and read in conjunction with the SAI, as supplemented.

Under the heading “Description of Investments and Risks,” the first paragraph pertaining to the description of “High Yield, High Risk Securities” on page 18 should be deleted in its entirety and replaced with the following:

High Yield, High Risk Securities. The Extended-Duration Bond Fund may invest up to 20% of its assets in fixed-income securities that are rated below investment grade (“lower rated securities”) or that are unrated but deemed equivalent to those rated below investment grade by the Sub-Adviser. The Low-Duration Bond Fund and Medium-Duration Bond Fund may invest up to 15% of their assets in lower rated securities or securities that are unrated but deemed equivalent by a Sub-Adviser. The Global Bond Fund may invest up to 70% of its assets in fixed-income securities that are rated below investment grade or that are unrated but deemed equivalent to those rated below investment grade by a Sub-Adviser. The Small Cap Equity Fund may invest up to 2% of its assets in lower rated securities or securities that are unrated but deemed equivalent by the Sub-Adviser. The lower the ratings of such securities, the greater their risks. Lower rated securities generally offer a higher current yield than that available from higher grade issues and typically involve greater risk. The yields on lower rated securities will fluctuate over time. In general, prices of all bonds rise when interest rates fall and fall when interest rates rise. While less sensitive to changing interest rates than investment grade securities, lower rated securities are especially subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. During periods of economic downturn or rising interest rates, issuers of these instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default.

Under the heading “Description of Investments and Risks,” the following disclosure is added on page 25 prior to the description of “Portfolio Turnover Rate”:

Participatory Notes. The International Equity Fund may invest in participatory notes issued by banks or broker-dealers that are designed to replicate the performance of certain non-U.S. companies traded on a non-U.S. exchange. Participatory notes are a type of equity-linked derivative, which generally are traded over-the-counter. Even though a participatory note is intended to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain or lose more in absolute terms than they would have made or lost had they invested in the underlying securities directly, the performance results of participatory notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve risks normally associated with a direct investment in the underlying securities. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with the International Equity Fund. Participatory notes constitute general unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them, and the

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International Equity Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuers of the securities underlying such participatory notes. There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying value of the equity securities they seek to replicate.

Certain other changes are being made related to a change in corporate form of a sub-adviser. As of the date of this supplement, all references to “Northern Trust Investments, N.A.” on pages 27, 48, 55, 68 and B-17 are replaced with “Northern Trust Investments, Inc.”

Under the heading “Management of the Funds,” the chart on page 38 listing the disinterested Trustees is amended to add the following:

Name (Date of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
DISINTERESTED TRUSTEES
Carson L. Eddy (1943) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2011	Partner in Charge (Orlando Office), Carr, Riggs & Ingram, LLC, 2007 – present – Certified Public Accountants; President, Quantum Consulting Group LLC, 2000 – present; Managing Partner, Cuthill & Eddy LLC, 1993 – 2007 – Certified Public Accountants.	25	N/A

Grady R. Hazel (1947) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2011	Executive Director, Society of Louisiana CPAs, 1995 – present.	25	Neighbors Federal Credit Union – Board of Directors Member and Chairman of Audit Committee; Stonetrust Commercial Insurance Company – Board of Directors Member and Member of Audit Committee

(1)	Each Trustee serves for an indefinite term, until his successor is elected. Officers serve at the pleasure of the Board of Trustees.

Under the heading “Management of the Funds,” the disclosure commencing on page 40 is amended to add the following:

Carson L. Eddy. Mr. Eddy is the Partner in Charge of the Orlando, Florida office of Carr, Riggs & Ingram, LLC (“CRI”), Certified Public Accountants. At CRI, he is deemed to be a specialist in not-for-profit and service organizations. Mr. Eddy also serves as President of Quantum Consulting Group LLC, which specializes in litigation support and forensic accounting services. In this capacity, he has been involved in several fraud and forensic related cases involving, but not limited to, misappropriation of assets, check fraud and payroll fraud. Mr. Eddy has over 40 years of experience in both public and private accounting and is a Certified Public Accountant (“CPA”) and a Certified Fraud Examiner. Mr. Eddy holds a Bachelors of Science degree in Economics from Rollins College.

Grady R. Hazel. Mr. Hazel serves as Executive Director for the Society of Louisiana CPAs, where he is responsible for planning and management of this non-profit professional organization of 6,500 certified public accountants. He is currently a member of the Board of Directors of Neighbors Federal Credit Union and serves as Chairman of the Audit Committee. In addition, he has served on the board of Stonetrust Commercial Insurance Company, where he was also a member of the Audit Committee. Mr. Hazel is a CPA and holds a Master of Business Administration degree and a Bachelor of Science degree both from Louisiana State University.

Under the heading “The Board’s Committees,” on page 41, the paragraphs titled “Nominating Committee” and “Audit Committee” should be deleted in their entirety and replaced with the following:

Nominating Committee. The Board has a Nominating Committee, comprised only of the Independent Trustees, Messrs. Mack, Buster, Eddy, George, Hazel, Morgan and Patterson and Dr. Chamberlain. The Nominating Committee is responsible for the nomination of candidates to serve as Trustees. The Trust’s governing documents provide that only shareholders, by a vote of a majority of the outstanding shares, may fill vacancies in the Board of Trustees or otherwise elect a Trustee. The Trust documents further provide that the selection and nomination of persons to fill vacancies on the Board of Trustees to serve as Independent Trustees shall be committed to the discretion of the Independent Trustees then serving, provided that shareholders may also nominate and select persons to serve in these positions. During the fiscal year ended December 31, 2010, there were three meetings of the Nominating Committee.

Audit Committee. The Board has an Audit Committee comprised only of the Independent Trustees, Messrs. Mack, Buster, Eddy, George, Hazel, Morgan and Patterson and Dr. Chamberlain. Pursuant to its charter, the Audit Committee has the responsibility, among other things, to (1) appoint the Trust’s independent auditors; (2) review and approve the scope of the independent auditors’ audit activity; (3) review the financial statements, which are the subject of the independent auditors’ certifications; and (4) review with such independent auditors the adequacy of the Trust’s basic accounting system and the effectiveness of the Trust’s internal accounting controls. During the fiscal year ended December 31, 2010, there were three meetings of the Audit Committee.

In the section describing Security and Other Interests, on page 42, the table is amended to add the following:

Name of Trustee	Dollar Range of Equity Securities in each Portfolio of the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee within the Family of Investment Companies
DISINTERESTED TRUSTEES
Carson L. Eddy	NONE	NONE
Grady R. Hazel	NONE	NONE

In the section describing Security and Other Interests, on page 42, the following sentence is deleted in its entirety and replaced with the following:

As a group, the Trustees and officers of the Trust owned less than 1% of each Class of a Fund, as of March 1, 2011.

In the section describing Control Persons of Sub-Advisers for the International Equity Fund on page 50, the paragraph titled “AllianceBernstein L.P.” should be deleted in its entirety and the following added:

Tradewinds Global Investors, LLC (“Tradewinds”), 2049 Century Park East, 20th Floor, Los Angeles, California 90067: Tradewinds is organized as a member-managed limited liability company, and the firm’s sole managing member is NWQ Holdings, LLC. NWQ Holdings, LLC is wholly-owned by Nuveen Investments, Inc., a public company that provides investment services to institutions and high net worth investors.

In the section describing Control Persons of Sub-Advisers for All Funds – Cash Overlay Program on page 51, the paragraph titled “Northern Trust Investments, N.A.” should be deleted in its entirety and replaced with the following:

The Clifton Group Investment Management Company (“Clifton”), 3600 Minnesota Drive, Suite 325, Edina, Minnesota 55435: Clifton is a Minneapolis based registered investment adviser. Governance of Clifton is vested with the firm’s Board of Directors. The voting shareholders’ ownership is as follows: Michael E. Dougherty 49.23%; Thomas J. Abood 13.69%; Gerald A. Kraut 11.65%; and Kathleen A. Dougherty 5.43%. The remaining voting ownership is held by the principals of Clifton: Jack Hanson 6.85%; Thomas Lee 6.85%; and Orison Chaffee 6.30%. Mr. Dougherty is the majority owner and Chairman of Dougherty Financial Group LLC (“DFG”), a financial services holding company. Mr. Abood is Executive Vice President, Secretary, General Counsel and a Director of DFG and Chairman of the Board of Clifton. Mr. Kraut is an Executive Vice President of DFG and President of Dougherty & Company LLC. Mr. Hansen is a Director and the Chief Investment Officer of Clifton. Mr. Lee is a Portfolio Manager, and Mr. Chaffee is the Managing Principal of Clifton.

The Other Accounts Managed chart, beginning on page 52, is amended to delete the reference to AllianceBernstein L.P. and to add information for Tradewinds Global Investors, LLC, which is current as of fiscal year ended December 31, 2010:

Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.	For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the
							performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Sub-Advisers Portfolio Managers	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
Tradewinds Global Investors, LLC
Emily Alejos, CFA	1	$51	3	$49	2,076	$999	N/A	N/A	N/A	N/A	N/A	N/A
Michael A. Hart, CFA	3	$442	3	$49	2	$34	N/A	N/A	N/A	N/A	N/A	N/A

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In the section describing Portfolio Manager Compensation beginning on page 59, the paragraphs pertaining to “AllianceBernstein L.P.” should be deleted in their entirety and the following added, which are current as of fiscal year ended December 31, 2010:

Tradewinds Global Investors, LLC (“Tradewinds”). Tradewinds’ portfolio managers participate in a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals and rewarding them through a compensation program as determined by the firm’s executive committee. The total compensation program consists of both a fixed base salary and an annual bonus that can be a multiple of the base salary. The portfolio manager’s performance is formally evaluated annually based on a variety of factors. Bonus compensation is primarily a function of the firm’s overall annual profitability and the individual portfolio manager’s contribution as measured by the overall pre-tax investment performance of client portfolios in the strategy the portfolio manager manages relative to the strategy’s general benchmark for one-, three- and five-year periods (as applicable), as well as an objective review of stock recommendations and the quality of primary research, and subjective review of the professional’s contributions to portfolio strategy, teamwork, collaboration and work ethic.

The total compensation package includes the availability of an equity-like incentive (whose value is determined by various factors, including the increase in profitability of Tradewinds over time). Additionally, certain portfolio managers have been provided compensation in conjunction with signing long-term employment agreements. In addition, in July 2009, Nuveen Investments, Inc. created and funded a trust, as part of a newly established incentive program, which purchased shares of certain Nuveen Mutual Funds or a private fund managed by Tradewinds and awarded such shares, subject to vesting, to certain employees, including portfolio managers.

The Clifton Group Investment Management Company (“Clifton”). Clifton’s compensation structure for senior portfolio managers consists of a fixed base salary and an incentive bonus that is determined annually based on a percentage of the firm’s operating profit. In addition, senior portfolio managers who are also principals of the firm receive quarterly equity-based distributions based on their percent ownership of the firm. Other investment professionals receive a fixed base salary and an annual discretionary bonus that is determined based on the individual’s performance and the financial performance of the firm. Individual investment professional performance is assessed by the chief investment officer based on the quality of service and advice provided to clients and the level of value added to the investment team and Clifton. None of the investment professionals’ compensation is directly tied to account performance or the value of assets held in accounts or growth in the value of accounts. Some portfolio managers who are not currently equity owners of the firm may receive an incentive grant that has some of the characteristics of actual equity ownership but is not actual equity in the firm (i.e., phantom equity).

Under the heading “Shareholder Servicing Arrangements” on page 80, the third paragraph should be deleted in its entirety and replaced with the following:

The Funds may pay up to the entire amount of the shareholder service fee to GuideStone Financial Resources or to unaffiliated service providers who provide these services to the Funds.

Under the heading “Appendix B—Descriptions of Proxy Voting Procedures” beginning on page B-1, the paragraphs pertaining to “AllianceBernstein L.P.” should be deleted in their entirety and the following added:

Tradewinds Global Investors, LLC (“Tradewinds”). Tradewinds has adopted proxy voting policies and procedures for the voting of proxies over which the firm has voting authority, directly or indirectly. Tradewinds shall vote proxies in respect of securities owned by or on behalf of a client in the client’s best interests and without regard to the interests of the firm or any other of the firm’s clients. In addition, where Tradewinds shares investment discretion with regard to certain securities owned by or on behalf of clients with an advisory affiliate and proxy voting authority has been delegated to Tradewinds, the firm shall vote all such proxies in accordance with the Policy.

To provide centralized management to the proxy voting process, Tradewinds has established a Proxy Voting Committee (the “Committee”). The Committee is comprised of one senior investment professional who may seek the assistance of others, including investment, operations, legal or compliance personnel as necessary. The Committee’s responsibilities include: (i) supervising the proxy voting process, including the identification of material conflicts of interest involving Tradewinds and the proxy voting process in respect of securities owned by or on behalf of such clients; (ii) determining how to vote proxies relating to issues not covered by the Policy; and (iii) determining when Tradewinds may deviate from the Policy.

Unless the Committee otherwise determines (and documents the basis for the decision) or as otherwise provided in the Policy, the Committee shall cause proxies to be voted in a manner consistent with the recommendations or guidelines of an independent third party proxy service or other third party. In most cases, Tradewinds has adopted the guidelines of and will generally vote in accordance with the recommendations of RiskMetrics Group, Inc. (“RMG”), as such guidelines may be updated from time to time with the following exceptions: (i) Tradewinds shall usually vote against any proposals for granting employee stock options; (ii) if RMG or Tradewinds does not receive information about the proxy vote in time to research the proxy issues and administer the vote (e.g., less than seven business days’ notice), the firm shall vote against management’s recommendations on all such issues on a best efforts basis; and (iii) Tradewinds will generally vote against the use or allowance of poison pill provisions. The applicable recommendations and guidelines employed by Tradewinds shall be referred to as the “Guidelines” and the “Recommendations,” respectively. As a general matter, unless otherwise restricted, Tradewinds reserves the right to override the applicable Recommendations or Guidelines in any situation where the firm believes that following such Recommendations or Guidelines is not in the best interest of clients.

Where any material conflict of interest has been identified and the matter is covered by the applicable Recommendations or Guidelines, the Committee shall cause proxies to be voted in accordance with the applicable Recommendations or Guidelines. Where any material conflict of interest has been identified and is not covered by the applicable Recommendations or Guidelines, Tradewinds may (i) vote in accordance with the recommendation of an alternative independent third party (who may be a proxy voting service); or (ii) disclose the conflict to the client, obtain the client’s consent to vote and make the proxy voting determination itself (and document the basis for the decision).

Tradewinds may determine not to vote proxies in respect of securities of any issuer if the firm determines the vote would be in the clients’ overall best interests not to vote. Such determination may apply in respect of all client holdings of the securities or only certain specified clients, as Tradewinds deems appropriate under the circumstances. In addition, Tradewinds may decline to vote proxies where the voting would, in the firm’s judgment, result in some other financial, legal, regulatory disability or burden to Tradewinds or the client.

Under the heading “Appendix B—Descriptions of Proxy Voting Procedures” on page B-1, the disclosure is amended to add the following:

The Clifton Group Investment Management Company (“Clifton”). Clifton acts as a discretionary investment adviser for various clients, which may include clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”). While Clifton’s standard policy is to not vote proxies for clients, the firm’s authority to vote proxies or act with respect to other shareholder actions may be established through the delegation of discretionary authority under an investment advisory contract. Therefore, unless a client (including a “named fiduciary” under ERISA) specifically reserves the right, in writing, in the investment management agreement or in a supplemental written communication, to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, Clifton will vote all proxies and act on all other actions in a timely manner as part of the firm’s full discretionary authority over client assets in accordance with the proxy voting policies and procedures. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings and class actions.

For proxies voted by Clifton, the firm receives proxies and votes them in a timely manner and in a manner consistent with the determination of the client’s best interests. Each proxy issue will be considered individually. Proxy voting may be different for different types of clients. Although many proxy proposals can be voted in accordance with established guidelines (the “Guidelines”), it is recognized that some proposals require special consideration which may dictate that an exception is made to the Guidelines.

Clifton will review all proxy proposals for conflicts of interest as part of the overall vote review process. Where a proxy proposal raises a material conflict between Clifton’s interests and a client’s interest, the firm will resolve such a conflict in one or more of the following manners: vote in accordance with the Guidelines; obtain consent of clients; and/or client directive to use an independent third party. To the extent that Clifton has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the firm will vote in accordance with the pre-determined voting policy. To the extent that Clifton has discretion to deviate from the Guidelines with respect to the proposal in question, the firm will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. If a client does not respond to such a conflict disclosure request or denies the request, Clifton will abstain from voting the securities held by the client’s account. Lastly, a client may, in writing, specifically direct Clifton to forward all proxy matters in which the firm has a conflict of interest regarding the client’s securities to an identified independent third party for review and recommendation. When the independent third party’s recommendations are received on a timely basis, Clifton will vote all such proxies in accordance with the third party’s recommendation; whereas, if the third party’s recommendations are not received in a timely manner, Clifton will abstain from voting the securities held by that client’s account.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.